Exhibit 99.1

Contact:	Wesley B. Wampler
Director, Investor Relations
Phone: 540-949-3447
wamplerwes@ntelos.com

NTELOS Holdings Corp. Announces Quarterly Dividend

WAYNESBORO, VA – March 20, 2007 – NTELOS Holdings Corp. (NASDAQ: NTLS) announced today that its Board of Directors has declared a quarterly cash dividend on its common stock in the amount of $0.15 per share to be paid on July 12, 2007 to stockholders of record on June 21, 2007.

The Company currently intends to continue to pay regular quarterly dividends on its common stock at a rate of $0.15 per share. Any decision to declare future dividends will be made at the discretion of the Board of Directors and will depend on, among other things, the Company’s results of operations, cash requirements, investment opportunities, financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

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About NTELOS

NTELOS Holdings Corp. is an integrated communications provider with headquarters in Waynesboro, VA. NTELOS provides products and services to customers in Virginia, West Virginia, Kentucky, Ohio, Tennessee, Maryland and North Carolina, including wireless phone service, local and long distance telephone services, and data services for internet access and wide area networking. Detailed information about NTELOS is available at www.ntelos.com.

SPECIAL NOTE FROM THE COMPANY REGARDING FORWARD-LOOKING STATEMENTS

Any statements contained in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage; operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry; increased competition in our markets; declining prices for our services; changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel (“Sprint”); a potential increase in the roaming rates we pay; wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our capital requirements; governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the control over us by our two largest stockholders, CVC and Quadrangle; our ability to pay dividends; provisions in our charter documents and Delaware law; expenses of becoming a public company; the requirement to comply with Section 404 of the Sarbanes-Oxley Act; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports on Forms 10-K.